LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED DECEMBER 10, 2009 TO THE

PROSPECTUS DATED APRIL 30, 2009 OF

LEGG MASON CLEARBRIDGE EQUITY FUND

The following replaces the Fee table and Example found in the Fund’s prospectus under the heading “Investments, risks and performance”:

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares. Expense ratios for the current fiscal year may be higher than those shown in the “Annual fund operating expenses” table—for example, if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

SHAREHOLDER FEES

(PAID DIRECTLY FROM YOUR INVESTMENT)	Class A		Class C	Class FI	Class R	Class I	Class O
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%		None	None	None	None	None
Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	[1]	1.00%	None	None	None	None

ANNUAL FUND OPERATING EXPENSES

(PAID BY THE FUND AS A % OF NET ASSETS)	Class A	Class C	Class FI	Class R	Class I	Class O
Management fee[2,3]	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and service (12b-1) fees	0.25%	1.00%	0.25%	0.50%	None	None
Other expenses	0.52%	0.30%	0.28%[4]	0.28%[4]	0.28%	0.17%
Total annual fund operating expenses	1.42%	1.95%	1.18%	1.43%	0.93%	0.82%
Waiver of fees and/or expense reimbursement (subject to recapture)[5]	(0.17)%	n/a	n/a	n/a	n/a	n/a
Total annual fund operating expenses after waiver of fees and/or expense reimbursement (subject to recapture)[5]	1.25%	1.95%	1.18%	1.43%	0.93%	0.82%

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

•	You invest $10,000 in the fund for the period shown

•

Your investment has a 5% return each year—the assumption of a 5% return is required by the Securities and Exchange Commission (the “SEC”) for purposes of this example and is not a prediction of the fund’s future performance

•	You reinvest all distributions and dividends without a sales charge

•	The fund’s operating expenses (after fee waivers and/or expense reimbursements) remain the same

NUMBER OF YEARS YOU OWN YOUR SHARES

	1 Year	3 Years	5 Years	10 Years
Class A (with or without redemption)	$695	$967	$1,277	$2,153
Class C (redemption at end of period)	$298	$612	$1,052	$2,274
Class C (no redemption)	$198	$612	$1,052	$2,274
Class FI (with or without redemption)	$120	$375	$650	$1,433
Class R (with or without redemption)	$146	$453	$782	$1,714
Class I (with or without redemption)	$95	$297	$515	$1,144
Class O (with or without redemption)	$84	$262	$456	$1,015

[1]

You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

[2]

The fund has a management fee schedule that reduces the management fee rate as assets increase as follows: 0.650% on average daily net assets up to $350 million, 0.550% on average daily net assets between $350 million and $500 million, 0.525% on average daily net assets between $500 million and $750 million, 0.500% on average daily net assets between $750 million and $1 billion, and 0.450% on average daily net assets in excess of $1 billion. The management fee may be increased or decreased based on the performance of the fund relative to the investment record of the S&P 500 Index. This type of fee is sometimes referred to as a “fulcrum” fee. At the end of each calendar quarter, for each percentage point by which the investment performance of the fund exceeds or is exceeded by the investment record of the S&P 500 Index over the one-year period ending on the last day of the calendar quarter for which the adjustment is being calculated, the management fee will be adjusted upward or downward by the product of (i)  1/4 of 0.01% multiplied by (ii) the average daily net assets of the fund for the one-year period preceding the end of the calendar quarter. The base fee is calculated based on average daily net assets over the most recent quarter while the performance adjustment is based on average daily net assets over a one-year period. The performance adjustment, therefore, is based in part on the fund’s historical performance during a rolling one-year period preceding the time at which it is assessed. Under the current breakpoint fee structure for the base fee, if the assets of the fund decrease, the rate of the base fee increases. Accordingly, as the fund’s assets decrease, the performance adjustment is added to or subtracted from a base fee of a higher rate. If the amount by which the fund outperforms or underperforms the S&P 500 Index is not a whole percentage point, a pro-rata adjustment shall be made. However, there will be no performance adjustment unless the investment performance of the fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. The maximum quarterly adjustment is  1/4 of 0.10%, which would occur if the fund’s performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. As a result, assuming the fund’s current asset level, the fund could pay an annualized management fee that ranges from 0.50% to 0.70% of the fund’s average daily net assets. The table below illustrates the management fee rate that would be applicable based on the relative performance of the fund and the S&P 500 Index during any 12-month period. The fee rate calculated with respect to any 12-month period will apply only for the next quarterly period and then will be subject to recalculation for the following quarter.

	UNDERPERFORMANCE									NEUTRAL

DIFFERENCE BETWEEN FUND PERFORMANCE AND S&P 500 INDEX RETURN	-10% or more	-9%	-8%	-7%	-6%	-5%	-4%	-3%	-2%	-1%	0%
Management fee (annualized)	.53%	.54%	.55%	.56%	.57%	.58%	.59%	.60%	.61%	.62%	0.63%

	OUTPERFORMANCE

DIFFERENCE BETWEEN FUND PERFORMANCE AND S&P 500 INDEX RETURN	+1%	+2%	+3%	+4%	+5%	+6%	+7%	+8%	+9%	+10% or more
Management fee (annualized)	.64%	.65%	.66%	.67%	.68%	.69%	.70%	.71%	.72%	.73%

The first performance adjustment was paid on June 30, 1995 for the one-year period ended on that date after which any performance adjustment has been calculated quarterly based on a rolling one-year period.

[3]	Based on assets and performance as of September 15, 2009, the fund’s management fee is comprised of a base fee of 0.63% and a performance adjustment of 0.02%.

[4]	“Other expenses” for Class FI and Class R shares have been estimated because no Class FI or Class R shares were outstanding during the fund’s last fiscal year.

[5]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes and extraordinary expenses), subject to recapture as described below. As a result, total annual operating expenses are not expected to exceed 1.25%, 2.00%, 1.25%, 1.50%, 0.95% and 0.95% for Class A shares, Class C shares, Class FI shares, Class R shares, Class I shares and Class O shares, respectively. These arrangements are expected to continue until December 31, 2011, may be terminated prior to that date only by agreement of the manager and the Board of Trustees and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual operating expenses at any time. The manager is also permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’s total annual operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’s total annual operating expenses exceeding these limits.

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